Filed Pursuant to Rule 497(e)
Registration No. 33-41913
THE GABELLI EQUITY SERIES FUNDS, INC.
(the “COMPANY”)
The Gabelli Small Cap Growth Fund
The Gabelli Equity Income Fund
The Gabelli Woodland Small Cap Value Fund
(each a “Fund” and together, the “Funds”)
Supplement dated June 30, 2011
to the Statement of Additional Information (“SAI”) dated January 28, 2011
Effective August 1, 2011, G.distributors, LLC, One Corporate Center, Rye, New York 10580-1422, will serve as the distributor of the Funds, replacing Gabelli & Company, Inc. Effective August 1, 2011, all references in the SAI to Gabelli & Company, Inc. will be changed to G.distributors, LLC. G. distributors, LLC and Gabelli & Company, Inc. are subsidiaries of GAMCO Investors, Inc. The phone numbers and addresses in the SAI for contacting the Company have not changed.
The following information replaces similar information found in the “Investment Advisory and Other Services” section under the sub-heading “Distributor” on page 34:
To implement each Fund’s 12b-1 Plans, each Fund has entered into a Distribution Agreement with G.distributors, LLC, a Delaware limited liability company which is a wholly-owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of each Fund for the continuous offering of its shares on a best efforts basis. The Distributor also acts as distributor for other funds in the Gabelli/GAMCO Fund Complex.